MUFG Americas Holdings Corporation                 Exhibit 99.1
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (Monday, January 26, 2015)

Contact:	Alan Gulick	Doug Lambert
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-5911

MUFG AMERICAS HOLDINGS CORPORATION REPORTS FULL YEAR
NET INCOME OF $825 MILLION, UP 24 PERCENT FROM 2013

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported full year 2014 results. Net income for the full year was $825 million, compared with net income of $667 million in 2013. Net income for the quarter was $155 million, compared with $246 million for the prior quarter and $179 million for the year-ago quarter.

Full Year Highlights:

◦	Net income was $825 million, up $158 million, or 24 percent, from the prior year.

◦	Pre-tax pre-provision income was $1,064 million, up $265 million, or 33 percent, from the prior year.

◦	Solid loan and deposit growth:

▪	Loans held for investment were $76.8 billion at December 31, 2014, up $8.5 billion, or 12 percent, from the prior year-end.

▪	Core deposits were $76.7 billion at December 31, 2014, up $7.5 billion, or 11 percent, from the prior year-end.

◦	Continued strong capital position:

▪
Capital ratios continued to exceed the regulatory thresholds for "well-capitalized" bank holding companies. Basel I Tier 1 and Total risk-based capital ratios were 12.79 percent and 14.73 percent, respectively, at December 31, 2014.

▪
In December 2014, the Federal Reserve Board approved the Company's request to opt-out of the advanced approaches methodology under U.S. Basel III regulatory capital rules. The Bank will continue to be subject to the advanced approaches rules.

Fourth Quarter Highlights:

◦	Net income for the fourth quarter was $155 million, down $91 million from the third quarter due to a decrease in noninterest income and increases in income tax expense and provision for loan losses.

◦	Core deposits grew 4 percent from September 30, 2014 to $76.7 billion. Loans held for investment grew 3 percent from September 30, 2014 to $76.8 billion.

◦	Continued disciplined underwriting standards produced strong credit quality with low levels of nonperforming assets and charge-offs.

▪
Nonperforming assets were $411 million, or 0.36 percent of total assets, compared with $428 million, or 0.39 percent of total assets at September 30, 2014 and $499 million, or 0.48 percent of total assets, at December 31, 2013.

▪	Net loans recovered were $1 million for the quarter, compared with net charge-offs of $12 million for the prior quarter and $11 million in the year-ago quarter.

Business Integration Initiative

Effective July 1, 2014, the U.S. branch banking operations of The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU) were integrated under the Bank's operations. This integration did not involve a legal entity combination, but rather an integration of personnel and certain business and support activities. The Bank and BTMU entered into a master services agreement, which provides for employees of the Bank to perform and make available various business, banking, financial, and administrative and support services (the Services) and facilities to BTMU in connection with the operation and administration of BTMU's businesses in the U.S. (including BTMU's U.S. branches). In consideration for the Services, BTMU pays to the Bank fee income, which reflects market-based pricing. Costs related to the Services performed by the transferred employees are primarily reflected as salaries and employee benefits expense.

For the quarter and year ending December 31, 2014, the Company recorded $168 million and $319 million, respectively, in fee income from this initiative, including $112 million and $206 million, respectively, related to support services provided by the Company to BTMU. Noninterest expense related to the Services was $105 million and $193 million for the quarter and year ending December 31, 2014, respectively, primarily comprised of salaries and employee benefits. The remaining fee income was recognized through revenue sharing agreements with BTMU, with associated costs included within the Company’s results.

Full Year 2014 Results

For the full year 2014, net income was $825 million, compared with net income of $667 million in 2013. Total revenue for the full year 2014 was $4.0 billion, an increase of $0.4 billion, or 11 percent, compared with 2013. Net interest income increased $146 million, or 5 percent, primarily due to loan growth, partially offset by a lower net interest margin. Noninterest income increased $247 million, or 28 percent, primarily due to fee income from affiliates resulting from the business integration initiative. Noninterest expense increased $128 million, or 5 percent, primarily due to increased salaries and employee benefit costs from the business integration initiative. The effective tax rate for full year 2014 was 25.4 percent, compared with an effective tax rate of 23.1 percent for 2013.

Summary of Fourth Quarter Results

Fourth Quarter Total Revenue

For the fourth quarter 2014, total revenue (net interest income plus noninterest income) was $1.1 billion, down $34 million compared with the third quarter of 2014.
Net interest income increased slightly while noninterest income decreased 9 percent. Net interest income for the fourth quarter 2014 was $709 million, up slightly compared with the third quarter of 2014. The increase in net interest income was largely due to growth in loans held for investment. Average total loans held for investment increased $2.4 billion, or 3 percent, compared with the third quarter of 2014 largely due to growth in commercial and industrial loans and residential mortgages. The net interest margin was 2.81 percent, down 6 basis points from the prior quarter substantially due to lower yields on loans held for investment and investment securities reflecting the low interest rate environment, partially offset by lower funding costs. Average total deposits increased $1.8 billion, or 2 percent, during the quarter compared with the third quarter of 2014.
For the fourth quarter 2014, noninterest income was $352 million, down $36 million, or 9 percent, compared with the third quarter of 2014, largely due to higher trading account activities and investment securities gains in the prior quarter.
Compared with the fourth quarter of 2013, total revenue increased $165 million, with net interest income increasing slightly while noninterest income increased 85 percent. Noninterest income increased largely due to fees from affiliates resulting from the business integration initiative. Average total loans held for investment increased $8.2 billion, or 12 percent, compared with the fourth quarter 2013. Average total deposits increased $4.3 billion compared with the fourth quarter of 2013, with average interest bearing deposits up $0.8 billion, or 2 percent, and average noninterest bearing deposits up $3.5 billion, or 13 percent.

Fourth Quarter Noninterest Expense

Noninterest expense for the fourth quarter 2014 was $807 million, up slightly compared with the third quarter 2014 and up $118 million from the fourth quarter 2013. The increase from the fourth quarter 2013 was largely due to increased employee costs as a result of the business integration initiative. The effective tax rate for the fourth quarter of 2014 was 38.9 percent, compared with an effective tax rate of 21.7 percent for the third quarter of 2014. Income tax expense recorded in the fourth quarter includes an adjustment to align estimated expense with actual full year 2014 results.

Balance Sheet

At December 31, 2014, total assets were $113.7 billion, up $2.8 billion compared with September 30, 2014, primarily reflecting loan growth. Total loans held for investment increased 3 percent compared with the third quarter of 2014 reflecting growth in core customer segments within the commercial and industrial loan portfolio and continuing growth in residential mortgage lending in our geographic footprint, with credit quality attributes consistent with the existing portfolio.

Total liabilities were $98.5 billion, up $2.9 billion compared with September 30, 2014, primarily due to an increase in deposit growth. At December 31, 2014, total deposits were $86.0 billion, up $3.6 billion compared with September 30, 2014. Core deposits at December 31, 2014 were $76.7 billion compared with $73.6 billion at September 30, 2014.

Credit Quality

Credit quality remained strong in the fourth quarter 2014 reflected by continued low levels of nonperforming assets and a net recovery of loans previously charged off.

Nonperforming assets as of December 31, 2014 were $411 million, or 0.36 percent of total assets, compared with $428 million, or 0.39 percent of total assets, at September 30, 2014, and $499 million, or 0.48 percent of total assets at December 31, 2013.

Net loans recovered were $1 million for the fourth quarter of 2014 compared with net loans charged off of $12 million for the third quarter 2014 and $11 million for the fourth quarter 2013.

The allowance for credit losses as a percentage of total loans was 0.90 percent at December 31, 2014, compared with 0.92 percent at September 30, 2014, and 1.02 percent at December 31, 2013. The allowance for credit losses as a percentage of nonaccrual loans was 184 percent at December 31, 2014, compared with 171 percent at September 30, 2014 and 158 percent at December 31, 2013. In the fourth quarter of 2014, the overall provision for credit losses was a net reversal of $1 million, compared with a provision of $1 million for the third quarter of 2014 and a net reversal of $21 million for the fourth quarter of 2013.

Capital

The Company’s stockholder’s equity was $15.0 billion at December 31, 2014 compared with $15.1 billion at September 30, 2014.

In December 2014, the Federal Reserve Board approved the Company's request to opt-out of the advanced approaches methodology under U.S. Basel III regulatory capital rules. As required, the Company will calculate its regulatory capital ratios under the standardized approach of the U.S. Basel III rules beginning in the first quarter of 2015, with certain provisions subject to phase-in periods. The Bank will continue to be subject to the advanced approaches rules.

The Company's Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel I regulatory capital rules, were 12.79 percent and 14.73 percent, respectively, at December 31, 2014. The Tier 1 common capital and tangible common equity ratios were 12.73 percent and 10.54 percent at December 31, 2014, respectively.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased in) was 12.57 percent at December 31, 2014.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as privatization transaction impact, fees from affiliates - support services and associated staff costs, foreclosed asset expense, other credit costs, (reversal of) provision for losses on unfunded credit commitments, productivity initiative costs and gains, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, or intangible asset amortization, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses or credits. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s business results. This press release also includes additional capital ratios (Tier 1 common capital, tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a transitional and fully phased-in basis)) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with assets of $113.7 billion at December 31, 2014. Its principal subsidiary, MUFG Union Bank, N.A., provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of December 31, 2014, MUFG Union Bank, N.A. operated 414 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Americas Holdings Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd. which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc., one of the world’s largest and most diversified financial groups. Visit www.unionbank.com for more information.
###

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					December 31, 2014 from
(Dollars in millions)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2014	December 31, 2013
Results of operations:
Net interest income	$709	$707	$763	$683	$706	—%	—%
Noninterest income	352	388	202	181	190	(9)	85
Total revenue	1,061	1,095	965	864	896	(3)	18
Noninterest expense	807	805	649	660	689	—	17
Pre-tax, pre-provision income (1)	254	290	316	204	207	(12)	23
(Reversal of) provision for loan losses	9	(18)	9	(16)	(23)	150	139
Income before income taxes and including
noncontrolling interests	245	308	307	220	230	(20)	7
Income tax expense	95	67	62	50	55	42	73
Net income including noncontrolling interests	150	241	245	170	175	(38)	(14)
Deduct: Net loss from noncontrolling interests	5	5	4	5	4	—	25
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$155	$246	$249	$175	$179	(37)	(13)

Balance sheet (end of period):
Total assets	$113,678	$110,879	$108,820	$107,237	$105,894	3	7
Total securities	22,015	22,522	22,847	23,192	22,326	(2)	(1)
Total loans held for investment	76,804	74,635	72,369	69,933	68,312	3	12
Core deposits (2)	76,666	73,608	72,058	70,665	69,155	4	11
Total deposits	86,004	82,356	81,566	81,179	80,101	4	7
Long-term debt	6,972	6,984	6,995	6,545	6,547	—	6
MUAH stockholder's equity	14,985	15,051	14,815	14,460	14,215	—	5

Balance sheet (period average):
Total assets	$112,589	$109,739	$107,871	$106,491	$104,424	3	8
Total securities	22,171	22,592	22,865	22,611	22,282	(2)	—
Total loans held for investment	75,795	73,353	71,104	69,293	67,619	3	12
Earning assets	101,430	98,933	97,405	96,100	94,707	3	7
Total deposits	84,036	82,239	81,221	80,433	79,747	2	5
MUAH stockholder's equity	15,202	14,969	14,657	14,390	12,604	2	21

Performance ratios:
Return on average assets (3)	0.55%	0.90%	0.92%	0.66%	0.68%
Return on average MUAH stockholder's equity (3)	4.06	6.57	6.80	4.87	5.66
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.62	0.94	0.97	0.72	0.75
Return on average MUAH stockholder's equity excluding the
impact of privatization transaction and merger costs related to
acquisitions (3) (4)	5.27	7.84	8.19	6.11	7.41
Efficiency ratio (5)	76.12	73.51	67.23	76.38	76.89
Adjusted efficiency ratio (6)	67.24	63.42	60.30	67.95	67.08
Net interest margin (3) (7)	2.81	2.87	3.15	2.87	2.99

Capital ratios:

Regulatory:	U.S. Basel I	U.S. Basel III			U.S. Basel I
Common Equity Tier 1 risk-based capital ratio(8) (9)	n/a	12.66%	12.58%	12.59%	n/a
Tier 1 risk-based capital ratio (8) (9)	12.79%	12.70	12.62	12.62	12.41%
Total risk-based capital ratio (8) (9)	14.73	14.60	14.57	14.75	14.61
Tier 1 leverage ratio (8) (9)	11.25	11.43	11.35	11.26	11.27

Other:
Tangible common equity ratio (11)	10.54%	10.79%	10.84%	10.65%	10.54%
Tier 1 common capital ratio (8) (9) (10)	12.73	n/a	n/a	n/a	12.34
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (8) (12)	12.85	n/a	n/a	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III
standardized approach; fully phased in) (8) (13)	12.57	12.47	12.13	11.98	11.51

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

	As of and for the Year Ended		Percent Change to
	December 31,	December 31,	December 31, 2014 from
(Dollars in millions)	2014	2013	December 31, 2013
Results of operations:
Net interest income	$2,862	$2,716	5%
Noninterest income	1,123	876	28
Total revenue	3,985	3,592	11
Noninterest expense	2,921	2,793	5
Pre-tax, pre-provision income (1)	1,064	799	33
(Reversal of) provision for loan losses	(16)	(45)	64
Income before income taxes and including
noncontrolling interests	1,080	844	28
Income tax expense	274	195	41
Net income including noncontrolling interests	806	649	24
Deduct: Net loss from noncontrolling interests	19	18	6
Net income attributable to MUAH	$825	$667	24

Balance sheet (end of period):
Total assets	$113,678	$105,894	7
Total securities	22,015	22,326	(1)
Total loans held for investment	76,804	68,312	12
Core deposits (2)	76,666	69,155	11
Total deposits	86,004	80,101	7
Long-term debt	6,972	6,547	6
MUAH stockholder's equity	14,985	14,215	5

Balance sheet (period average):
Total assets	$109,186	$100,355	9
Total securities	22,559	22,552	—
Total loans held for investment	72,406	64,638	12
Earning assets	98,482	90,797	8
Total deposits	81,988	76,714	7
MUAH stockholder's equity	14,808	12,499	18

Performance ratios:
Return on average assets (3)	0.76%	0.66%
Return on average MUAH stockholder's equity (3)	5.57	5.33
Return on average assets excluding the impact of privatization transaction and merger costs related to acquisitions (3) (4)	0.81	0.74
Return on average MUAH stockholders' equity excluding the impact of privatization transaction and merger costs related to acquisitions (3) (4)	6.84	7.06
Efficiency ratio (5)	73.31	77.74
Adjusted efficiency ratio (6)	64.63	67.85
Net interest margin (3) (7)	2.93	3.01

___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					December 31, 2014 from
(Dollars in millions)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2014	December 31, 2013

Credit Data:
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	$9	$(18)	$9	$(18)	$(22)	150%	141%
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	—	—	—	2	(1)	-	100
(Reversal of) provision for losses on unfunded credit commitments	(10)	19	(3)	16	2	(153)	nm
Total (reversal of) provision for credit losses	$(1)	$1	$6	$—	$(21)	(200)	95

Net loans charged-off (recovered)	$(1)	$12	$7	$(6)	$11	(108)	(109)
Nonperforming assets	411	428	547	506	499	(4)	(18)
Criticized loans held for investment (14)	1,141	1,245	1,450	1,317	1,274	(8)	(10)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	0.70%	0.71%	0.77%	0.80%	0.83%
Nonaccrual loans	143.35	131.28	108.90	119.58	128.42
Allowance for credit losses to (15):
Total loans held for investment	0.90	0.92	0.97	1.01	1.02
Nonaccrual loans	183.80	171.42	137.13	151.35	158.30
Net loans charged-off (recovered) to average total loans held for investment (3)	—	0.06	0.04	(0.04)	0.07
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	0.53	0.57	0.75	0.72	0.74
Nonperforming assets to total assets	0.36	0.39	0.50	0.47	0.48
Nonaccrual loans to total loans held for investment	0.49	0.54	0.71	0.67	0.65

	As of and for the Year Ended		Percent Change
	December 31,	December 31,	to December 31, 2014
(Dollars in millions)	2014	2013	from December 31, 2013
Credit Data:
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	$(18)	$(44)	59%
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	2	(1)	300
(Reversal of) provision for losses on unfunded credit commitments	22	16	38
Total (reversal of) provision for credit losses	$6	$(29)	121

Net loans charged-off	$12	$32	(63)
Nonperforming assets	411	499	(18)
Credit Ratios:
Net loans charged-off to average total loans held for investment	0.02%	0.05%
Nonperforming assets to total assets	0.36	0.48

________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Interest Income
Loans	$696	$693	$749	$667	$695
Securities	109	113	115	115	115
Other	3	2	3	5	6
Total interest income	808	808	867	787	816

Interest Expense
Deposits	57	58	61	62	64
Commercial paper and other short-term borrowings	1	1	2	1	1
Long-term debt	41	42	41	41	45
Total interest expense	99	101	104	104	110

Net Interest Income	709	707	763	683	706
(Reversal of) provision for loan losses	9	(18)	9	(16)	(23)
Net interest income after (reversal of) provision for loan losses	700	725	754	699	729

Noninterest Income
Service charges on deposit accounts	50	52	50	51	51
Trust and investment management fees	26	26	26	26	28
Trading account activities	8	33	14	16	20
Securities gains, net	2	13	1	2	8
Credit facility fees	33	30	31	28	28
Merchant banking fees	35	38	27	24	25
Brokerage commissions and fees	13	14	13	13	12
Card processing fees, net	9	8	9	8	8
Fees from affiliates (16)	168	151	—	—	—
Other, net	8	23	31	13	10
Total noninterest income	352	388	202	181	190

Noninterest Expense
Salaries and employee benefits	527	492	378	388	406
Net occupancy and equipment	76	74	75	71	70
Professional and outside services	72	66	63	55	64
Intangible asset amortization	13	13	13	13	16
Regulatory assessments	13	13	16	15	14
(Reversal of) provision for losses on unfunded credit commitments	(10)	19	(3)	16	2
Other	116	128	107	102	117
Total noninterest expense	807	805	649	660	689

Income before income taxes and including
noncontrolling interests	245	308	307	220	230
Income tax expense	95	67	62	50	55
Net Income including Noncontrolling Interests	150	241	245	170	175
Deduct: Net loss from noncontrolling interests	5	5	4	5	4
Net Income attributable to MUAH	$155	$246	$249	$175	$179
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Years Ended
(Dollars in millions)	December 31, 2014	December 31, 2013
Interest Income
Loans	$2,805	$2,641
Securities	452	469
Other	13	13
Total interest income	3,270	3,123

Interest Expense
Deposits	238	248
Commercial paper and other short-term borrowings	5	5
Long-term debt	165	154
Total interest expense	408	407

Net Interest Income	2,862	2,716
(Reversal of) provision for loan losses	(16)	(45)
Net interest income after (reversal of) provision for loan losses	2,878	2,761

Noninterest Income
Service charges on deposit accounts	203	209
Trust and investment management fees	104	135
Trading account activities	71	61
Securities gains, net	18	178
Credit facility fees	122	111
Merchant banking fees	124	93
Brokerage commissions and fees	53	46
Card processing fees, net	34	34
Fees from affiliates (16)	319	—
Other, net	75	9
Total noninterest income	1,123	876

Noninterest Expense
Salaries and employee benefits	1,785	1,631
Net occupancy and equipment	296	306
Professional and outside services	256	250
Intangible asset amortization	52	65
Regulatory assessments	57	74
(Reversal of) provision for losses on unfunded credit commitments	22	16
Other	453	451
Total noninterest expense	2,921	2,793

Income before income taxes and including
noncontrolling interests	1,080	844
Income tax expense	274	195
Net Income including Noncontrolling Interests	806	649
Deduct: Net loss from noncontrolling interests	19	18
Net Income attributable to MUAH	$825	$667
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Assets
Cash and due from banks	$1,759	$1,593	$1,911	$1,792	$1,863
Interest bearing deposits in banks	3,930	2,772	2,353	2,883	4,329
Federal funds sold and securities purchased under resale agreements	62	154	65	32	11
Total cash and cash equivalents	5,751	4,519	4,329	4,707	6,203
Trading account assets	1,114	883	941	841	851
Securities available for sale	13,724	14,064	14,670	15,366	15,817
Securities held to maturity:
Securities held to maturity	8,291	8,458	8,177	7,826	6,509
Loans held for investment	76,804	74,635	72,369	69,933	68,312
Allowance for loan losses	(537)	(529)	(559)	(557)	(568)
Loans held for investment, net	76,267	74,106	71,810	69,376	67,744
Premises and equipment, net	621	617	632	641	688
Goodwill	3,225	3,227	3,227	3,227	3,228
Other assets	4,685	5,005	5,034	5,253	4,854
Total assets	$113,678	$110,879	$108,820	$107,237	$105,894

Liabilities
Deposits:
Noninterest bearing	$30,534	$28,676	$27,446	$26,881	$26,495
Interest bearing	55,470	53,680	54,120	54,298	53,606
Total deposits	86,004	82,356	81,566	81,179	80,101
Commercial paper and other short-term borrowings	2,704	3,876	2,870	2,660	2,563
Long-term debt	6,972	6,984	6,995	6,545	6,547
Trading account liabilities	894	596	664	531	540
Other liabilities	1,889	1,777	1,666	1,611	1,675
Total liabilities	98,463	95,589	93,761	92,526	91,426

Equity
MUAH stockholder's equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,831 shares issued and outstanding as of December 31, 2014 and September 30, 2014; and 136,330,830 as of June 30, 2014, March 31, 2014, and December 31, 2013 respectively	136	136	136	136	136
Additional paid-in capital	7,232	7,223	7,184	7,196	7,191
Retained earnings	8,346	8,191	7,936	7,687	7,512
Accumulated other comprehensive loss	(729)	(499)	(441)	(559)	(624)
Total MUAH stockholder's equity	14,985	15,051	14,815	14,460	14,215
Noncontrolling interests	230	239	244	251	253
Total equity	15,215	15,290	15,059	14,711	14,468
Total liabilities and equity	$113,678	$110,879	$108,820	$107,237	$105,894
________________________________________

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	December 31, 2014			September 30, 2014
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$27,138	$228	3.33%	$25,746	$220	3.39%
Commercial mortgage	13,833	117	3.39	13,643	122	3.57
Construction	1,557	12	3.00	1,336	10	3.12
Lease financing	810	10	4.97	811	12	5.69
Residential mortgage	28,738	253	3.52	27,967	250	3.58
Home equity and other consumer loans	3,137	33	4.20	3,164	32	4.08
Loans, before purchased credit-impaired loans	75,213	653	3.46	72,667	646	3.54
Purchased credit-impaired loans	582	44	30.08	686	48	27.70
Total loans held for investment	75,795	697	3.67	73,353	694	3.77
Securities	22,171	113	2.04	22,592	117	2.08
Interest bearing deposits in banks	2,788	2	0.26	2,380	2	0.26
Federal funds sold and securities purchased under resale agreements	149	—	0.05	106	—	—
Trading account assets	196	—	0.72	164	—	0.66
Other earning assets	331	1	0.68	338	1	0.73
Total earning assets	101,430	813	3.20	98,933	814	3.28
Allowance for loan losses	(533)			(566)
Cash and due from banks	1,727			1,597
Premises and equipment, net	614			626
Other assets	9,351			9,149
Total assets	$112,589			$109,739
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,762	33	0.33	$39,128	33	0.34
Savings	5,555	1	0.08	5,574	2	0.08
Time	9,133	23	0.97	9,766	23	0.96
Total interest bearing deposits	54,450	57	0.41	54,468	58	0.42
Commercial paper and other short-term borrowings (18)	3,257	1	0.19	2,820	1	0.17
Long-term debt	6,983	41	2.36	6,994	42	2.38
Total borrowed funds	10,240	42	1.67	9,814	43	1.75
Total interest bearing liabilities	64,690	99	0.61	64,282	101	0.63
Noninterest bearing deposits	29,586			27,771
Other liabilities	2,873			2,474
Total liabilities	97,149			94,527
Equity
MUAH Stockholder's equity	15,202			14,969
Noncontrolling interests	238			243
Total equity	15,440			15,212
Total liabilities and equity	$112,589			$109,739

Net interest income/spread (taxable-equivalent basis)		714	2.59%		713	2.65%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			2.81			2.87
Less: taxable-equivalent adjustment		5			6
Net interest income		$709			$707
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	December 31, 2014			December 31, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$27,138	$228	3.33%	$23,176	$196	3.35%
Commercial mortgage	13,833	117	3.39	12,984	123	3.78
Construction	1,557	12	3.00	868	7	3.46
Lease financing	810	10	4.97	981	8	3.43
Residential mortgage	28,738	253	3.52	25,143	231	3.67
Home equity and other consumer loans	3,137	33	4.20	3,305	35	4.13
Loans, before purchased credit-impaired loans	75,213	653	3.46	66,457	600	3.60
Purchased credit-impaired loans	582	44	30.08	1,162	96	32.75
Total loans held for investment	75,795	697	3.67	67,619	696	4.10
Securities	22,171	113	2.04	22,282	118	2.12
Interest bearing deposits in banks	2,788	2	0.26	4,242	3	0.26
Federal funds sold and securities purchased under resale agreements	149	—	0.05	138	—	0.09
Trading account assets	196	—	0.72	203	2	4.36
Other earning assets	331	1	0.68	223	1	1.89
Total earning assets	101,430	813	3.20	94,707	820	3.45
Allowance for loan losses	(533)			(618)
Cash and due from banks	1,727			1,553
Premises and equipment, net	614			678
Other assets	9,351			8,104
Total assets	$112,589			$104,424
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$39,762	33	0.33	$36,636	35	0.38
Savings	5,555	1	0.08	5,576	1	0.13
Time	9,133	23	0.97	11,431	28	0.96
Total interest bearing deposits	54,450	57	0.41	53,643	64	0.48
Commercial paper and other short-term borrowings (18)	3,257	1	0.19	2,562	1	0.22
Long-term debt	6,983	41	2.36	7,094	45	2.52
Total borrowed funds	10,240	42	1.67	9,656	46	1.91
Total interest bearing liabilities	64,690	99	0.61	63,299	110	0.69
Noninterest bearing deposits	29,586			26,104
Other liabilities	2,873			2,160
Total liabilities	97,149			91,563
Equity
MUAH Stockholder's equity	15,202			12,604
Noncontrolling interests	238			257
Total equity	15,440			12,861
Total liabilities and equity	$112,589			$104,424

Net interest income/spread (taxable-equivalent basis)		714	2.59%		710	2.76%
Impact of noninterest bearing deposits			0.19			0.20
Impact of other noninterest bearing sources			0.03			0.30
Net interest margin			2.81			2.99
Less: taxable-equivalent adjustment		5			4
Net interest income		$709			$706
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Year Ended
	December 31, 2014			December 31, 2013
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (17)
Commercial and industrial	$25,321	$848	3.35%	$22,294	$750	3.36%
Commercial mortgage	13,560	482	3.56	11,928	453	3.80
Construction	1,256	40	3.20	787	29	3.74
Lease financing	827	47	5.71	1,018	36	3.57
Residential mortgage	27,449	988	3.60	23,903	898	3.76
Home equity and other consumer loans	3,181	129	4.08	3,447	135	3.92
Loans, before purchased credit-impaired loans	71,594	2,534	3.54	63,377	2,301	3.63
Purchased credit-impaired loans	812	273	33.54	1,261	341	27.03
Total loans held for investment	72,406	2,807	3.88	64,638	2,642	4.09
Securities	22,559	470	2.09	22,552	483	2.14
Interest bearing deposits in banks	2,898	8	0.25	3,067	8	0.25
Federal funds sold and securities purchased under resale agreements	122	—	0.06	133	—	0.15
Trading account assets	205	3	1.54	163	3	1.62
Other earning assets	292	3	0.87	244	2	0.91
Total earning assets	98,482	3,291	3.34	90,797	3,138	3.46
Allowance for loan losses	(559)			(636)
Cash and due from banks	1,566			1,405
Premises and equipment, net	632			695
Other assets	9,065			8,094
Total assets	$109,186			$100,355
Liabilities
Interest bearing deposits:
Transaction and money market accounts	38,517	137	0.36	33,904	114	0.34
Savings	5,573	5	0.09	5,682	7	0.13
Time	10,211	96	0.94	12,115	127	1.04
Total interest bearing deposits	54,301	238	0.44	51,701	248	0.48
Commercial paper and other short-term borrowings (18)	2,809	5	0.19	2,751	5	0.20
Long-term debt	6,863	165	2.40	5,998	154	2.56
Total borrowed funds	9,672	170	1.76	8,749	159	1.82
Total interest bearing liabilities	63,973	408	0.64	60,450	407	0.67
Noninterest bearing deposits	27,687			25,013
Other liabilities	2,472			2,128
Total liabilities	94,132			87,591
Equity
MUAH Stockholder's equity	14,808			12,499
Noncontrolling interests	246			265
Total equity	15,054			12,764
Total liabilities and equity	$109,186			$100,355

Net interest income/spread (taxable-equivalent basis)		2,883	2.70%		2,731	2.79%
Impact of noninterest bearing deposits			0.19			0.19
Impact of other noninterest bearing sources			0.04			0.03
Net interest margin			2.93			3.01
Less: taxable-equivalent adjustment		21			15
Net interest income		$2,862			$2,716
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$27,623	$26,429	$25,162	$23,654	$23,528
Commercial mortgage	14,016	13,766	13,549	13,568	13,092
Construction	1,746	1,436	1,248	1,019	905
Lease financing	800	811	829	845	854
Total commercial portfolio	44,185	42,442	40,788	39,086	38,379

Residential mortgage	28,977	28,425	27,619	26,602	25,547
Home equity and other consumer loans	3,117	3,141	3,178	3,194	3,280
Total consumer portfolio	32,094	31,566	30,797	29,796	28,827
Loans held for investment, before purchased credit-impaired loans	76,279	74,008	71,585	68,882	67,206
Purchased credit-impaired loans	525	627	784	1,051	1,106

Total loans held for investment	$76,804	$74,635	$72,369	$69,933	$68,312

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$55	$71	$161	$89	$44
Commercial mortgage	40	34	47	46	51
Total commercial portfolio	95	105	208	135	95

Residential mortgage	231	239	243	266	286
Home equity and other consumer loans	40	46	46	49	46
Total consumer portfolio	271	285	289	315	332

Nonaccrual loans, before purchased credit-impaired loans	366	390	497	450	427
Purchased credit-impaired loans	9	13	17	16	15
Total nonaccrual loans	375	403	514	466	442

OREO	12	12	14	17	20
FDIC covered OREO	24	13	19	23	37

Total nonperforming assets	$411	$428	$547	$506	$499

Total nonperforming assets, excluding purchased credit-impaired
loans and FDIC covered OREO	$378	$402	$511	$467	$447

Loans 90 days or more past due and still accruing (19)	$3	$4	$11	$4	$5

__________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013

Analysis of Allowance for Credit Losses
Balance, beginning of period	$529	$559	$557	$568	$608
(Reversal of) provision for loan losses, excluding purchased credit-impaired loans	9	(18)	9	(18)	(22)
(Reversal of) provision for purchased credit-impaired loan losses not subject to FDIC indemnification	—	—	—	2	(1)
Increase (decrease) in allowance covered by FDIC indemnification	—	—	—	—	(6)
Other	(2)	—	—	(1)	—
Loans charged-off:
Commercial and industrial	(8)	(15)	(6)	(5)	(18)
Commercial mortgage	(1)	—	(2)	(1)	(2)
Total commercial portfolio	(9)	(15)	(8)	(6)	(20)
Residential mortgage	—	—	(2)	(1)	(1)
Home equity and other consumer loans	(2)	(2)	(2)	(2)	(4)
Total consumer portfolio	(2)	(2)	(4)	(3)	(5)
Purchased credit-impaired loans	—	(1)	—	—	—
Total loans charged-off	(11)	(18)	(12)	(9)	(25)
Recoveries of loans previously charged-off:
Commercial and industrial	10	3	3	11	6
Commercial mortgage	—	2	1	—	—
Construction	—	—	—	3	—
Lease financing	—	—	—	—	1
Total commercial portfolio	10	5	4	14	7
Home equity and other consumer loans	2	—	1	1	—
Total consumer portfolio	2	—	1	1	—
Purchased credit-impaired loans	—	1	—	—	7
Total recoveries of loans previously charged-off	12	6	5	15	14
Net loans recovered (charged-off)	1	(12)	(7)	6	(11)

Ending balance of allowance for loan losses	537	529	559	557	568
Allowance for losses on unfunded credit commitments	152	162	145	148	132
Total allowance for credit losses	$689	$691	$704	$705	$700

Components of allowance for loan losses and credit losses:
Allowance for loan losses, excluding allowance on purchased credit-impaired loans	$534	$526	$556	$554	$567
Allowance for loan losses on purchased credit-impaired loans	3	3	3	3	1
Total allowance for loan losses	$537	$529	$559	$557	$568

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	December 31, 2014		September 30, 2014		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	September 30, 2014	September 30, 2014
Asset Liability Management securities:
U.S. Treasury	$—	$—	$70	$70	$(70)	100%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	7,649	7,560	7,886	7,739	(179)	(2)
Privately issued	166	168	175	177	(9)	(5)
Privately issued - commercial mortgage-backed securities	1,689	1,691	1,770	1,745	(54)	(3)
Collateralized loan obligations	2,527	2,494	2,438	2,422	72	3
Asset-backed and other	8	9	13	14	(5)	(36)
Asset Liability Management securities	12,039	11,922	12,352	12,167	(245)	(2)
Other debt securities:
Direct bank purchase bonds	1,719	1,741	1,819	1,833	(92)	(5)
Other	53	52	54	52	—	—
Equity securities	8	9	10	12	(3)	(25)
Total securities available for sale	$13,819	$13,724	$14,235	$14,064	$(340)	(2)%

Securities Held to Maturity

	December 31, 2014		September 30, 2014		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (20)	Value	Amount (20)	Value	September 30, 2014	September 30, 2014
U.S. Treasury	$486	$489	$485	$484	$1	—%
U.S. government-sponsored agencies	125	125	125	125	—	—
U.S. government agency and government-sponsored
agencies - residential mortgage-backed securities	5,942	6,013	6,102	6,107	(160)	(3)
U.S. government agency and government-sponsored
agencies - commercial mortgage-backed securities	1,738	1,785	1,746	1,775	(8)	—
Total securities held to maturity	$8,291	$8,412	$8,458	$8,491	$(167)	(2)%
___________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 12

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Net income attributable to MUAH	$155	$246	$249	$175	$179
Net adjustments for merger costs related to acquisitions, net of tax	12	13	15	11	12
Net adjustments for privatization transaction, net of tax	6	(8)	(9)	1	2
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$173	$251	$255	$187	$193

Average total assets	$112,589	$109,739	$107,871	$106,491	$104,424
Less: Net adjustments related to privatization transaction	2,244	2,255	2,260	2,272	2,297
Average total assets, excluding impact of privatization transaction	$110,345	$107,484	$105,611	$104,219	$102,127
Return on average assets (3)	0.55%	0.90%	0.92%	0.66%	0.68%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.62	0.94	0.97	0.72	0.75

Average MUAH stockholder's equity	$15,202	$14,969	$14,657	$14,390	$12,604
Less: Adjustments for merger costs related to acquisitions	(157)	(147)	(132)	(118)	(105)
Less: Net adjustments for privatization transaction	2,279	2,290	2,297	2,302	2,306
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,080	$12,826	$12,492	$12,206	$10,403
Return on average MUAH stockholder's equity (3)	4.06%	6.57%	6.80%	4.87%	5.66%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (3) (4)	5.27	7.84	8.19	6.11	7.41

Noninterest expense	$807	$805	$649	$660	$689
Less: Staff costs associated with fees from affiliates - support services	105	88	—	—	—
Less: Foreclosed asset expense and other credit costs	(2)	(1)	1	—	2
Less: (Reversal of) provision for losses on unfunded credit commitments	(10)	19	(3)	16	2
Less: Productivity initiative costs	2	6	4	1	20
Less: Low income housing credit (LIHC) investment amortization expense	24	25	20	20	24
Less: Expenses of the LIHC consolidated VIEs	8	8	8	8	6
Less: Merger and business integration costs	20	22	25	17	25
Less: Net adjustments related to privatization transaction	10	11	10	10	14
Less: Intangible asset amortization	3	3	3	3	3
Noninterest expense, as adjusted (a)	$647	$624	$581	$585	$593

Total revenue	$1,061	$1,095	$965	$864	$896
Add: Net interest income taxable-equivalent adjustment	5	6	5	5	4
Less: Fees from affiliates - support services	112	94	—	—	—
Less: Productivity initiative gains	(1)	—	—	—	6
Less: Accretion related to privatization-related fair value adjustments	(1)	4	9	6	8
Less: Other credit costs	(6)	17	(2)	2	1
Total revenue, as adjusted (b)	$962	$986	$963	$861	$885
Adjusted efficiency ratio (a)/(b) (6)	67.24%	63.42%	60.30%	67.95%	67.08%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 13

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	December 31, 2014	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013
Total MUAH stockholder's equity	$14,985	$15,051	$14,815	$14,460	$14,215
Less: Goodwill	3,225	3,227	3,227	3,227	3,228
Less: Intangible assets, except mortgage servicing rights (MSRs)	233	249	262	275	288
Less: Deferred tax liabilities related to goodwill and intangible assets	(99)	(20)	(99)	(102)	(105)
Tangible common equity (c)	$11,626	$11,595	$11,425	$11,060	$10,804
Total assets	$113,678	$110,879	$108,820	$107,237	$105,894
Less: Goodwill	3,225	3,227	3,227	3,227	3,228
Less: Intangible assets, except MSRs	233	249	262	275	288
Less: Deferred tax liabilities related to goodwill and intangible assets	(99)	(20)	(99)	(102)	(105)
Tangible assets (d)	$110,319	$107,423	$105,430	$103,837	$102,483
Tangible common equity ratio (c)/(d) (11)	10.54%	10.79%	10.84%	10.65%	10.54%

Tier 1 capital, determined in accordance with U.S. Basel I regulatory requirements	$12,370	n/a	n/a	n/a	$11,471
Less: Junior subordinated debt payable to trusts	52	n/a	n/a	n/a	66
U.S. Basel I Tier 1 common capital (e)	$12,318	n/a	n/a	n/a	$11,405
Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (f)	$12,453	$12,300	$11,964	$11,750	$11,406
Other (9)	(105)	(121)	(130)	(138)	(258)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (g)	$12,348	$12,179	$11,834	$11,612	$11,148
Risk-weighted assets, determined in accordance with U.S. Basel I regulatory requirements (h)	$96,742	n/a	n/a	n/a	$92,410
Add: Adjustments	191	n/a	n/a	n/a	n/a
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (i)	96,933	$96,239	$94,556	$92,476	n/a
Add: Adjustments	1,285	1,441	2,963	4,427	4,446
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased in) (j)	$98,218	$97,680	$97,519	$96,903	$96,856
Tier 1 common capital ratio (e)/(h) (8) (9) (10)	12.73%	n/a	n/a	n/a	12.34%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized; transitional) (f)/(i) (8) (12)	12.85	n/a	n/a	n/a	n/a
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased in) (g)/(j) (8) (13)	12.57	12.47%	12.13%	11.98%	11.51
____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 14

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	For the Year Ended
	December 31,	December 31,
(Dollars in millions)	2014	2013

Net income attributable to MUAH	$825	$667
Net adjustments for merger costs related to acquisitions, net of tax	51	78
Net adjustments for privatization transaction, net of tax	(10)	(21)
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$866	$724

Average total assets	$109,186	$100,355
Less: Net adjustments related to privatization transaction	2,258	2,313
Average total assets, excluding impact of privatization transaction	$106,928	$98,042
Return on average assets (3)	0.76%	0.66%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.81	0.74

Average MUAH stockholder's equity	$14,808	$12,499
Less: Adjustments for merger costs related to acquisitions	(139)	(80)
Less: Net adjustments for privatization transaction	2,292	2,329
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$12,655	$10,250
Return on average MUAH stockholder's equity (3)	5.57%	5.33%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (3) (4)	6.84	7.06

Noninterest expense	$2,921	$2,793
Less: Staff costs associated with fees from affiliates - support services	193	—
Less: Foreclosed asset expense and other credit costs	(2)	(4)
Less: (Reversal of) provision for losses on unfunded credit commitments	22	16
Less: Productivity initiative costs	13	51
Less: Low income housing credit (LIHC) investment amortization expense	89	76
Less: Expenses of the LIHC consolidated VIEs	32	29
Less: Merger and business integration costs	84	134
Less: Net adjustments related to privatization transaction	41	55
Less: Intangible asset amortization	12	13
Noninterest expense, as adjusted (a)	$2,437	$2,423

Total revenue	$3,985	$3,592
Add: Net interest income taxable-equivalent adjustment	21	15
Less: Fees from affiliates - support services	206	—
Less: Productivity initiative gains	(1)	17
Less: Accretion related to privatization-related fair value adjustments	18	24
Less: Other credit costs	11	(5)
Total revenue, as adjusted (b)	$3,772	$3,571
Adjusted efficiency ratio (a)/(b) (6)	64.63%	67.85%

____________________________________________
Refer to Exhibit 16 for footnote explanations.

Exhibit 15

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover loan losses through a credit cycle.

(2)	Core deposits exclude brokered deposits, foreign time deposits and domestic time deposits greater than $250,000.

(3)	Annualized.

(4)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(6)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, (reversal of) provision for losses on unfunded credit commitments, certain costs related to productivity initiatives, low income housing credit (LIHC) investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, and intangible asset amortization) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, gains from productivity initiatives related to the sale of certain business units and premises, accretion related to privatization-related fair value adjustments, and other credit costs. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibits 13 and 15 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(7)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.

(8)	Estimated as of December 31, 2014.

(9)
The capital ratios as of December 31, 2014 and 2013 are calculated under U.S. Basel I rules. The capital ratios displayed as of September 30, 2014, June 30, 2014, and March 31, 2014 are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' revised capital framework for implementing the final U.S. Basel III regulatory capital rules.

(10)
The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. The Tier 1 common capital ratio, a non-GAAP financial measure, facilitates the understanding of the Company's capital structure and may be used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(11)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
In December 2014, the Federal Reserve Board approved the Company's request to opt-out of the advanced approaches methodology under U.S. Basel III regulatory capital rules. Common Equity Tier 1 risk-based capital is calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' revised capital framework for implementing the final U.S. Basel III regulatory capital rules. Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information, and the corresponding reconciliation from Tier 1 capital (determined in accordance with U.S. Basel I) because of current interest in such information by market participants.  Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(13)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information, and the corresponding reconciliation from Tier 1 capital (determined in accordance with U.S. Basel I) because of current interest in such information by market participants.  Please refer to Exhibit 14 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(14)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(15)
The allowance for credit losses ratios include the allowances for loan losses and losses on unfunded credit commitments against end of period total loans held for investment or total nonaccrual loans, as appropriate.

(16)	Fees from affiliates represents income resulting from the July 1, 2014 business integration initiative.

(17)
Average balances on loans held for investment include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(18)	Includes interest bearing trading liabilities.

(19)
Excludes loans totaling $47 million, $65 million, $103 million, $123 million, and $124 million that are 90 days or more past due and still accruing at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, and December 31, 2013, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(20)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful
n/a = not applicable

Exhibit 16